Third Quarter 2005 Results Supplemental Information Exhibit 99.2

Third Quarter 2005 Investor Update
“Safe Harbor” Statement
Caution Concerning Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995. In some cases, you can identify those so-called “forward-looking statements” by words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,”
“estimates,” “predicts,” “potential,” or “continue,” or the negative of those words and other comparable words. We wish to take advantage of “safe harbor” provided for by the Private
Securities Litigation Reform Act of 1995 and we caution you that actual events or results may differ materially from the expectations we express in our forward-looking statements as a result of various risks and uncertainties, many of which are beyond our control. Factors that could cause our actual results to differ materially from these forward-looking statements, include: (1) changes in laws and regulations, (2) changes in the competitive environment, (3) changes in technology,
(4) industry consolidation and mergers, (5) franchise related matters, (6) market conditions that may adversely affect the availability of debt and equity financing for working capital, capital expenditures or other purposes, (7) demand for the programming content we distribute or continued access to programming content, (8) general economic conditions, and (9) other risks described from time to time in reports and other documents we file with the Securities and
Exchange Commission.
Non-GAAP Financial Measures
This presentation contains certain non-GAAP financial measures and presents 2004 results as if
Starpower were 100% owned during 2004. Reconciliations between the non-GAAP financial measures and the GAAP financial measures are available on the company’s Web site at
www.rcn.com.

Third Quarter 2005 Investor Update
Overview
YTD 2005 Results on Track
• Customer base stabilizing
• Increasing bundle rates
• Increasing EBITDA / EBITDA Margin
Continued Progress on Cost Reductions
• Total expenses down 9% Y-o-Y and 5% Q-o-Q
Growth Engine Restarted
• Core Residential Revenue up 2% Y-o-Y
• Commercial revenue up 9% Y-o-Y
Actively Managing Asset Portfolio
• Megacable
• Evaluating potential divestiture, opportunistic acquisition, and partnership alternatives

Third Quarter 2005 Investor Update
Deliver Robust EBITDA & Cash Flow Growth
Deliver Robust EBITDA & Cash Flow Growth
Deliver Robust EBITDA & Cash Flow Growth
Cost Reduction Revenue Growth
Portfolio
Management
RCN Strategy
Simplify business
Manage direct costs
Minimize overhead
Improve service quality
Increase ARPC
Increase bundle %
Increase penetration
Increase homes passed
Grow Commercial
Realize value of non-
core assets
Evaluate opportunistic
M&A alternatives

Third Quarter 2005 Investor Update
Key Metrics
Revenue Generating Units (RGUs)
Average Revenue per Customer
Continued focus on triple play generating positive results
Continued focus on triple play generating positive results
Continued focus on triple play generating positive results
Bundle Percentage
Average RGU’s per Customer
281 280 280
276 275
386 383
379
371 371
217 222
228
229
238
883
885 888
876
884
3Q04 4Q04 1Q05 2Q05 3Q05
Voice Video Cable Modem
2.13
2.11
2.09
2.07
2.04
3Q04 4Q04 1Q05 2Q05 3Q05
67%
65%
64%
63%
62%
3Q04 4Q04 1Q05 2Q05 3Q05
$96
$97
$100
$102
$102
3Q04 4Q04 1Q05 2Q05 3Q05

Third Quarter 2005 Investor Update
Cost Reduction
Programming
• Continued renegotiation of programming contracts to lower rates and mitigate future increases
• Promoting fairness in competition through regulatory strategy
Telco
• Continued price negotiation and network grooming
G&A
• Reduced headcount by 14% Y-o-Y; currently at 2,037
• Customer Service (excluding headcount) decreased 57% Y-o-Y
Total Expenses down 9% Y-o-Y and 5% Q-o-Q
Total Expenses down 9% Y-o-Y and 5% Q-o-Q
Total Expenses down 9% Y-o-Y and 5% Q-o-Q

Third Quarter 2005 Investor Update
Growth Initiatives
Increase Average Revenue per Customer
• Rate Increases
• Increasing RGU’s per Customer
– 80% bundle rate for new customers in Q305
– Strong broadband growth
• 20Mbps /  2Mbps trial underway
Increase Penetration
• Increase awareness, response rates & sales productivity
– Re-branding complete
– Strong DSR performance
Increase homes passed
• 19k homes built / re-built YTD; 50k new homes passed / re-built by YE06
Grow Commercial
• Focus on high margin on-net solutions / building penetration
Core Residential Revenue up 2%, Commercial Revenue up 9%
Core Residential Revenue up 2%, Commercial Revenue up 9%
Core Residential Revenue up 2%, Commercial Revenue up 9%

Third Quarter 2005 Investor Update
3Q04
$11.6M
4Q04
$21.7M
1Q05
$11.4M
2Q05
$11.5M
3Q05
$17.5M
Capital Expenditures
$5.3
$2.9
$2.6
$11.4
$1.6
$10.1
$7.9
$8.1
$7.0
$9.1
$2.0
$0.7
$0.7
$3.3
$0.8
Infrastructure
Success Based
Support Systems
($ in millions)
New Network Investments Driving Incremental Growth
New Network Investments Driving Incremental Growth
New Network Investments Driving Incremental Growth

Third Quarter 2005 Investor Update
$140.7
$141.4
$138.8
3Q04 2Q05 3Q05
$10.7
$6.7
$6.2
3Q04 2Q05 3Q05
$34.8
$35.7
$37.2
$62.4 $63.8
$61.9
$27.3
$27.4
$23.5
$1.2
$1.3
$1.2
$125.8
$128.1
$123.8
3Q04 2Q05 3Q05
Voice Video Data Other
Revenue Trends
Commercial Revenue
Total Revenue
Core Residential Revenue
Other Residential Revenue
(1)
1.Other residential revenue includes dial-up, reciprocal compensation and RCNE revenue
$6.8
$6.7
$6.2
3Q04 2Q05 3Q05
($ in millions)

Third Quarter 2005 Investor Update
$73
$71
$68
3Q04 2Q05 3Q05
EBITDA
$23
$20
$14
3Q04 2Q05 3Q05
$54
$51
$48
3Q04 2Q05 3Q05
Key Financial Trends (Quarterly)
Sales, General & Administrative Direct Cost
% of Revenue
% of Revenue
% of Revenue
Free Cash Flow
2005 YTD
EBITDA 69 $
Capital Expenditures (40)
Net Interest paid (24)
Change in Working Capital & Other
(22)
Free Cash Flow
(18) $
($ in millions)
38%
36%
34%
52%
50%
49%
10%
14%
17%

Third Quarter 2005 Investor Update
$156
$149
2004 YTD 2005 YTD
Key Financial Trends (Year to Date)
Revenue
Sales, General & Administrative
Direct Cost
EBITDA & EBITDA Margin
(1)
$423
$421
13%
16%
($ in millions)
% of Revenue
% of Revenue
% of Revenue
37%
35%
49%
50%
$55
$69
2004 YTD 2005 YTD
1. 2005 EBITDA includes $2.6M benefit from
cumulative effect of accounting change
$212
$205
2004 YTD 2005 YTD
$371
$381
$33
$20
$18
$20
2004 YTD 2005 YTD
Core Residential Other Residential Commercial

Third Quarter 2005 Investor Update
2.1x
1.7x
0.8x
1.3x
4Q04 1Q05 2Q05 3Q05
$170
$164
$171
$154
4Q04 1Q05 2Q05 3Q05
Cash Flow & Liquidity
Debt / Net Debt
($ in millions)
Interest Coverage Ratio
(1)
Leverage Ratio
(1)
Cash & Short Term Investments
($ in millions)
(1)  Calculated on a trailing 12 month basis
494
494
494
492
323
323
330
338
4Q04 1Q05 2Q05 3Q05
Debt
Net Debt
5.5x
5.8x
6.5x
6.1x
3.8x
4.3x
3.8x
4.0x
4Q04 1Q05 2Q05 3Q05
Debt/ EBITDA
Net Debt / EBITDA

13 Third Quarter 2005 Investor Update 2005 Outlook Customers Approximately 400,000 Revenue $555M - $565M EBITDA $75M - $85M Capital Expenditures $75M - $80M

Third Quarter 2005 Investor Update
Selected Megacable Metrics
Boston
Metro
(1) For comparative purposes, RCN defines Megacable EBITDA as Revenue less Cost & Expenses (which includes Cost of Service and Sales, General & Administrative expenses)
Audited Audited Unaudited Unaudited
($ in millions)
2003 2004 1Q05 2Q05
Homes Passed 1,992         2,100         NA NA
Video Subscribers 509            558            NA 593
Data Subscribers 126            153            NA 163
Revenue 153.5 $      186.2 $      52.4 $          56.8 $
Cost & Expenses 81.9 $        103.3 $      31.8 $          31.6 $
EBITDA
(1)
71.6 $        82.9 $        20.5 $          25.2 $
EBITDA Margin 47% 45% 39% 44%
Capex NA 16.3 $        NA NA
Cash 58.5 $        82.1 $        110.2 $        128.3 $
Total Assets 270.5 $      314.9 $      327.2 $        350.0 $
Long Term Debt 9.0 $          3.9 $          3.0 $            2.9 $
Total Liabilities 98.5 $        84.3 $        80.9 $          75.9 $

15 Third Quarter 2005 Investor Update 2005 Execution Cost Reductions Programming Telco G&A Revenue Growth Rebranding New Homes Commercial Portfolio Management Non-Core Assets Opportunistic M&A